EXHIBIT 10.4

AMENDED AND RESTATED GUARANTY AND CONTRIBUTION AGREEMENT

This Amended and Restated Guaranty and Contribution Agreement (this “Agreement”) is made and entered into effective for all purposes as of the 14th day of January, 2005, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "Guarantor” whether one or more) to and for the benefit of SOCIÉTÉ GÉNÉRALE, as Administrative Agent (the “Administrative Agent”) and the Senior Creditors herein described.

INTRODUCTION

WHEREAS, Interstate Operating Company, L.P. (fka MeriStar H & R Operating Company, L.P.), a Delaware limited partnership (the “Borrower”); Société Générale, as the Administrative Agent, the Issuing Bank and the Alternate Currency Swing Line Lender; SG Americas Securities, LLC (successor-in-interest to SG Cowen Securities Corporation), as Joint Lead Arranger and Book Runner; Salomon Smith Barney Inc., as Joint Lead Arranger, Book Runner and Co-Syndication Agent; Lehman Brothers, Inc., as Joint Lead Arranger, Book Runner and Co-Syndication Agent; Credit Lyonnais New York Branch, as Documentation Agent; and the banks and other lenders a party thereto entered into a Senior Secured Credit Agreement (the “Original Credit Agreement”), dated as of July 31, 2002;

WHEREAS, in connection with the Original Credit Agreement, the Guarantor executed or became party to that certain Guaranty and Contribution Agreement (the “Original Guaranty”) dated as of even date as the Original Credit Agreement.

WHEREAS, the Original Credit Agreement is being amended and restated in its entirety by that certain Amended and Restated Senior Secured Credit Agreement dated as of even date herewith (as amended or modified from time to time, the “Credit Agreement”), among Borrower; SOCIÉTÉ GÉNÉRALE, as the Administrative Agent; SG AMERICAS SECURITIES, LLC, as Sole Lead Arranger and Book Runner; and the other lenders party thereto (collectively, the “Lenders”);

WHEREAS, pursuant to the Credit Agreement the Lenders are considering making advances to Borrower and the Issuing Banks are considering issuing letters of credit for the benefit of Borrower, all as more specifically described therein;

WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries and the Parent’s other Subsidiaries, including the Subsidiaries which are parties hereto. Each Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement;

WHEREAS, the Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Agreements (a “Lender Interest Rate Agreement”) with one or more of the Lenders or any Affiliate thereof (each a “Lender IRA Provider”; with the Lender IRA Providers, the Administrative Agent and the Lenders being referred to herein as the “Senior Creditors”);

WHEREAS, the Lenders have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement. The Lenders would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Guarantor of this Agreement. The Lender IRA Providers will also rely upon the execution and delivery of this Agreement when executing Lender Interest Rate Agreements.

WHEREAS, this Agreement constitutes for all purposes an amendment to the Original Guaranty and not a new or substitute agreement or a novation of the Original Guaranty.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to make the Advances, the Issuing Bank to issue its Letters of Credit, and any Lender or its Affiliate to enter into one or more Interest Rate Agreements, each Guarantor hereby agrees as follows:

Section 1. Defined Terms. All terms used in this Agreement, but not defined herein, shall have the meaning given such terms in the Credit Agreement.

Section 2.Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees (a) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes, and any other Credit Document, whether for principal, interest, fees, expenses, or otherwise and (b) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under any Lender Interest Rate Agreement, whether for principal, interest, fees, expenses or otherwise (all of such obligations being the "Guaranteed Obligations”) and any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any Lender or any Lender IRA Provider in enforcing any rights under this Agreement. Each Guarantor agrees that its guaranty obligation under this Agreement is a guarantee of payment, not of collection and that such Guarantor is primarily liable for the payment of the Guaranteed Obligations.

Section 3. Limit of Liability. Each Guarantor that is a Subsidiary of the Borrower shall be liable under this Agreement with respect to the Guaranteed Obligations only for amounts aggregating up to the largest amount that would not render its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

Section 4. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the other Credit Documents, and any Lender Interest Rate Agreement, as applicable, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent and the Lenders with respect thereto. The liability of each Guarantor under this Agreement shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any Lender Interest Rate Agreement, or any other agreement or instrument relating thereto;

(b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, any Credit Document, or any Lender Interest Rate Agreement;

(c) any exchange, release, or nonperfection of any collateral, if applicable, or any release or amendment or waiver of or consent to departure from any other agreement or guaranty, for any of the Guaranteed Obligations; or

(d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

Section 5. Continuation and Reinstatement, Etc. Each Guarantor agrees that, to the extent that the Borrower makes payments to the Administrative Agent or any Lender or the Administrative Agent or any Lender receives any proceeds of any property of Borrower or any Guarantor and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. The Guarantor shall defend and indemnify the Administrative Agent and each Lender from and against any claim or loss under this Section 5 (including reasonable attorneys’ fees and expenses) in the defense of any such action or suit.

Section 6. Certain Waivers.

6.01 Notice. Each Guarantor hereby waives promptness, diligence, notice of acceptance, notice of acceleration, notice of intent to accelerate and any other notice with respect to any of the Guaranteed Obligations and this Agreement.

6.02 Other Remedies. Each Guarantor hereby waives any requirement that the Administrative Agent or any Lender protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral, if any, including any action required pursuant to a Legal Requirement.

6.03 Waiver of Subrogation.

(a) Each Guarantor hereby irrevocably waives, until payment in full of all Guaranteed Obligations and termination of all Commitments, any claim or other rights which it may acquire against the Borrower that arise from such Guarantor’s obligations under this Agreement or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. § 509, or otherwise), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent, or any Lender against the Borrower or any collateral which the Administrative Agent or any Lender now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full and all of the Commitments terminated, such amount shall be held in trust for the benefit of the Administrative Agent or any Lender and shall promptly be paid to the Administrative Agent for the benefit of Administrative Agent and the Lenders to be applied to the Guaranteed Obligations, whether matured or unmatured, as the Administrative Agent may elect. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 6.03(a) is knowingly made in contemplation of such benefits.

(b) Each Guarantor further agrees that it will not enter into any agreement providing, directly or indirectly, for any contribution, reimbursement, repayment, or indemnity by the Borrower or any other Person on account of any payment by such Guarantor to the Administrative Agent or the Lenders under this Agreement.

6.04 California Waivers.

(a) Guarantor understands and agrees that the waivers contained in this Section 6.04 are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, antideficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by the Administrative Agent and/or the Lenders.

(b) Guarantor waives Guarantor’s rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, as amended or recodified from time to time, including without limitation (i) any defenses Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Administrative Agent and/or the Lenders, and (ii) any rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower’s indebtedness, including, without limitation, Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, as amended or recodified from time to time.

(c) If and to the extent such waivers of Guarantor’s rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses waived by Guarantor hereunder are unenforceable, Guarantor hereby agrees that all such rights shall be junior and subordinate to the rights of the Administrative Agent and/or the Lenders to obtain payment and performance of the Guaranteed Obligations and to all rights of the Administrative Agent and/or the Lenders in and to any property, including the Property, which now or hereafter serves or could serve as collateral security for the Guaranteed Obligations.

(d) The above waivers include, but are not limited to, the waiver by Guarantor of:

(i) all rights and defenses arising out of an election of remedies by the Administrative Agent and/or the Lenders, even though that election of remedies has destroyed Guarantor’s rights of subrogation and/or reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

(ii) all rights and protections of any kind which Guarantor may have for any reason which would affect or limit the amount of any recovery by the Administrative Agent and/or the Lenders from Guarantor including, without limitation, the right to any fair market value hearing pursuant to Section 580a of the California Code of Civil Procedure.

(iii) any and all benefits available to sureties and creditors which might otherwise be available to Guarantor under California Civil Code Sections 2809 (reduction of surety’s obligation where larger than principal’s), 2810 (liability of surety when principal is not liable), 2815 (revocation of continuing guaranty), 2819 (exoneration of surety), 2839 (performance of principal obligation or offer of performance), 2845 (requiring creditor to proceed against principal), 2849 (security for performance of principal obligation), 2850 (hypothecation of surety’s property), 2899 (order of resort to property), and 3433 (creditor’s entitlement to satisfy claim from several funds), as amended or recodified from time to time; and

(e) Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which Guarantor may have against Borrower, the Administrative Agent, the Lenders or others may be destroyed, diminished or otherwise affected, by:

(i) Any declaration by the Administrative Agent and/or the Lenders of a default in respect of any of the Guaranteed Obligations;

(ii) The exercise by the Administrative Agent and/or the Lenders of any rights or remedies against Borrower or any other person;

(iii) The failure of the Administrative Agent and/or the Lenders to exercise any rights or remedies against Borrower or any other person; or

Section 7. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

7.01 Corporate Authority. Such Guarantor is either a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by such Guarantor of this Agreement are within such Guarantor’s organizational powers, have been duly authorized by all necessary organizational action and do not contravene (a) such Guarantor’s organizational authority or (b) any law or material contractual restriction affecting such Guarantor or its Property.

7.02 Government Approval. No authorization or approval or other action by and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Guarantor of this Agreement.

7.03 Binding Obligations. This Agreement is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights (whether considered in a proceeding at law or in equity).

Section 8. Covenants. Each Guarantor will comply with all covenant provisions of Article V and Article VI of the Credit Agreement to the extent such provisions are applicable.

8.01 Additional Covenant. As soon as possible and in any event within five days after the incurrence of any Indebtedness by the Parent or any Subsidiary of the Parent other than the Obligations or any other Indebtedness permitted under the Credit Agreement, the Parent shall notify the Administrative Agent in writing of such incurrence.

Section 9. Contribution. As a result of the transactions contemplated by the Credit Agreement, each of the Guarantors will benefit, directly and indirectly, from the Guaranteed Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 9 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Guarantor hereunder to the Administrative Agent or the Lenders (such payment being referred to herein as a “Contribution,” and for purposes of this Agreement, includes any exercise of recourse by the Administrative Agent against any Property of a Guarantor and application of proceeds of such Property in satisfaction of such Guarantor’s obligations under this Agreement). The Guarantors hereby agree as follows:

9.01 Calculation of Contribution. In order to provide for just and equitable contribution among the Guarantors in the event any Contribution is made by a Guarantor (a "Funding Guarantor”), such Funding Guarantor shall be entitled to a contribution from certain other Guarantors for all payments, damages and expenses incurred by that Funding Guarantor in discharging any of the Guaranteed Obligations, in the manner and to the extent set forth in this Section. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Guarantor to the Administrative Agent or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

9.02 Benefit Amount Defined. For purposes of this Agreement, the “Benefit Amount” of any Guarantor as of any date of determination shall be the net value of the benefits to such Guarantor and all of its Subsidiaries (including any Subsidiaries which may be Guarantors) from extensions of credit made by the Lenders to the Borrower under the Credit Agreement; provided, that in determining the contribution liability of any Guarantor which is a Subsidiary to its direct or indirect parent corporation or of any Guarantor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation. Such benefits shall include benefits of funds constituting proceeds of Advances made to the Borrower by the Lenders which are in turn advanced or contributed by the Borrower to such Guarantor or its Subsidiaries and benefits of Letters of Credit issued pursuant to the Credit Agreement on behalf of, or the proceeds of which are advanced or contributed or otherwise benefit, directly or indirectly, such Guarantor and its Subsidiaries (collectively, the “Benefits”). In the case of any proceeds of Advances or Benefits advanced or contributed to a Person (an “Owned Entity”) any of the equity interests of which are owned directly or indirectly by a Guarantor, the Benefit Amount of a Guarantor with respect thereto shall be that portion of the net value of the benefits attributable to Advances or Benefits equal to the direct or indirect percentage ownership of such Guarantor in its Owned Entity.

9.03 Contribution Obligation. Each Guarantor shall be liable to a Funding Guarantor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Guarantor to the total amount of Guaranteed Obligations, multiplied by (ii) the amount of Guaranteed Obligations paid by such Funding Guarantor and (B) 95% of the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Guarantor is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Guarantors as of such date in a manner to maximize the amount of such contributions).

9.04 Allocation. In the event that at any time there exists more than one Funding Guarantor with respect to any Contribution (in any such case, the “Applicable Contribution”), then payment from other Guarantors pursuant to this Agreement shall be allocated among such Funding Guarantors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Guarantor pursuant to the Applicable Contribution. In the event that at any time any Guarantor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Subsection 9.03 above, that Guarantor shall be deemed to be a Funding Guarantor to the extent of such excess and shall be entitled to contribution from the other Guarantors in accordance with the provisions of this Section.

9.05 Subsidiary Payment. The amount of contribution payable under this Section by any Guarantor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor.

9.06 Equitable Allocation. If as a result of any reorganization, recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Agreement or the Guaranteed Obligations, or for any other reason, the contributions under this Section become inequitable as among the Guarantors, the Guarantors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Guarantors.

9.07 Asset of Party to Which Contribution is Owing. The Guarantors acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Guarantor to which such contribution is owing.

9.08 Subordination. No payments payable by a Guarantor pursuant to the terms of this Section 9 shall be paid until all amounts then due and payable by the Borrower to any Lender, pursuant to the terms of the Credit Documents or any Lender Interest Rate Agreement, are paid in full in cash. In addition, any Indebtedness payable by a Guarantor to the Borrower or by the Borrower to a Guarantor shall be subordinate to all amounts then due and payable by the Borrower to any Lender, pursuant to the terms of the Credit Documents or any Lender Interest Rate Agreement. Nothing contained in this Section 9 shall affect the obligations of any Guarantor to any Lender under the Credit Agreement, any Lender Interest Rate Agreement, or any other Credit Documents.

Section 10. Miscellaneous.

10.01 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing, including telegraphic communication and delivered or teletransmitted to the Administrative Agent, as set forth in the Credit Agreement and to each Guarantor, at the address for the Borrower set forth in the Credit Agreement or in the Accession Agreement executed by such Guarantor, or to such other address as shall be designated by any Guarantor or the Administrative Agent in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

10.02 Amendments, Etc. No waiver or amendment of any provision of this Agreement nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent; provided that any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in a accordance with the terms of the Credit Agreement or otherwise agrees to become a guarantor of the Borrower’s obligations under the Credit Documents or any Lender Interest Rate Agreement, then such Subsidiary or Affiliate may become a party to this Agreement by executing an Accession Agreement (“Accession Agreement”) in the form attached hereto as Annex 1 and each Guarantor and the Administrative Agent hereby agrees that upon such Subsidiary’s or Affiliate’s execution of such Accession Agreement, this Agreement shall be deemed to have been amended to make such Person a Guarantor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Guarantors or the Administrative Agent to make such an amendment to this Agreement effective.

10.03 No Waiver; Remedies. No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

10.04 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default or other action for which the Lenders or their respective Affiliates would be entitled to set-off against the Borrower pursuant to the provisions of Section 8.06 of the Credit Agreement, the Administrative Agent, the Lenders, and their respective Affiliates are hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by the Administrative Agent or the Lenders or any of their Affiliates to the account of any Guarantor against any and all of the obligations of such Guarantor under this Agreement, irrespective of whether or not the Administrative Agent or the Lenders shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. The Administrative Agent and the Lenders agree promptly to notify each Guarantor affected by any such set-off after any such set-off and application made by the Administrative Agent or the Lenders, or their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Lenders, and their respective Affiliates under this Section 10.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent and the Lenders may have.

10.05. Continuing Guaranty; Transfer of Interest. This Agreement constitutes for all purposes an amendment to the Original Guaranty and not a new or substitute agreement or a novation of the Original Guaranty. This Agreement shall create a continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause, when any Lender assigns or otherwise transfers any interest held by it under the Credit Agreement, any Lender Interest Rate Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement, any Lender Interest Rate Agreement or other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Lender under this Agreement. Upon the payment in full and termination of the Guaranteed Obligations, the guaranties granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Administrative Agent will, at each Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

10.06. GOVERNING LAW. ANY DISPUTE BETWEEN THE GUARANTOR, THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

10.07. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

(B) OTHER JURISDICTIONS. THE GUARANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

(C) SERVICE OF PROCESS. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY THE ADMINISTRATIVE AGENT OR THE LENDERS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

(D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 10.07, WITH ITS COUNSEL.

Each Guarantor has caused this Agreement to be duly executed as of the date first above written.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC.
a Delaware corporation

By:
Name:

Title:

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC.
a Delaware corporation

By:
Name:
Title:

MERISTAR MANAGEMENT (CANMORE) LTD.
a British Columbia (Canada) corporation

By:
Name:
Title:

MERISTAR MANAGEMENT
(VANCOUVER-METRTOWN) LTD.
a British Columbia (Canada) corporation

By:
Name:
Title:

BRIDGESTREET ACCOMMODATIONS, LTD.
Incorporated under the laws of England and Wales

By:
Name:

Title:

BRIDGESTREET ACCOMMODATIONS
LONDON LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

BRIDGESTREET WARDROBE PLACE LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

LORYT(1) LIMITED
Incorporated under the laws of England and Wales

By:
Name:
Title:

APALACHEE BAY SAS
Incorporated under the laws of France

By:
Name:

Title:

MERISTAR MANAGEMENT COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C.
a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C.
a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C.
a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC
a Delaware limited liability company

INTERSTATE NHF, LLC
a Delaware limited liability company

By:	Interstate Operating Company, L.P.

a Delaware limited partnership, its managing member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:
Name:
Title:

BRIDGESTREET MARYLAND, LLC
a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC
a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC
a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC
a Delaware limited liability company

BRIDGESTREET OHIO, LLC
a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC
a Delaware limited liability company

BRIDGESTREET COLORADO, LLC
a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC
a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC
a North Carolina limited liability company

By:	Interstate Operating Company, L.P.

a Delaware limited partnership, their sole member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE HOTELS COMPANY
a Delaware corporation

INTERSTATE INVESTMENT CORPORATION
a Delaware corporation

INTERSTATE PARTNER CORPORATION
a Delaware corporation

INTERSTATE PROPERTY CORPORATION
a Delaware corporation

NORTHRIDGE HOLDINGS, INC.
a Delaware corporation

IHC HOLDINGS, INC.
a Delaware corporation

INTERSTATE MEMBER INC.
a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY
a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY
a Delaware corporation

SUNSTONE HOTEL PROPERTIES, INC.
a Colorado corporation

By:
Name:
Title:

NORTHRIDGE INSURANCE COMPANY
a corporation organized under the laws of the Cayman Islands

By:
Name:

Title:

INTERSTATE PROPERTY PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE/DALLAS GP, L.L.C.
a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

By:
Name:
Title:

INTERSTATE PITTSBURGH HOLDINGS, L.L.C.
a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C.
a Delaware limited liability company

By: Interstate Property Partnership, L.P.

a Delaware limited liability company, their sole member

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:
Name:
Title:

INTERSTATE HOUSTON PARTNER, L.P.
a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

By:
Name:
Title:

INTERSTATE HOTELS, LLC
a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name:
Title:

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C.
a Delaware limited liability company

PAH-HILLTOP GP, LLC
a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC
a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C.
a Delaware limited liability company

IHC MOSCOW SERVICES, LLC
a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C.
a Delaware limited liability company

By: Interstate Hotels, LLC

a Delaware limited liability company, their managing member

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name:
Title: